Federated Investors
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.

25TH ANNUAL REPORT

March 31, 2002

Established 1976

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Municipal Securities Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the 25th Annual Report for Federated Municipal Securities Fund, Inc., which covers the 12-month reporting period from April 1, 2001 through March 31, 2002.

Since its inception in 1976, the fund has provided investors with generous monthly income from its high-quality municipal bond portfolio. At the end of the reporting period, the fund had total net assets of more than $530.7 million and held 128 issues providing tax-free income to shareholders.1 More than 80% of the fund's assets were invested in municipal bonds rated A or better.

This past year, investors in tax-free funds continued to benefit from favorable economic and bond market conditions, as lower interest rates helped to raise bond prices. Both institutional and individual investors have found the attractive yields and defensive characteristics of municipal bonds particularly appealing during recent periods of market volatility. Municipals also have been among the least volatile areas of the domestic fixed-income market, in part because of the sector's strong credit history.

The report begins with an interview with J. Scott Albrecht, Vice President, who co-manages the fund with Mary Jo Ochson, CFA, Senior Vice President, both of Federated Investment Management Company. Following their discussion of the fund's performance and investment strategy are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance; a complete listing of the fund's municipal bond holdings; and the publication of the fund's financial statements.

1 Income may be subject to the federal alternative minimum tax and state and local taxes.

As of March 31, 2002, the fund produced a competitive stream of tax-free income, with a 30-day SEC yield of 3.85% for Class A Shares, based on offering price. This translates into taxable yield equivalents of 5.50%, 5.92% and 6.27% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively.2

Individual share class total return performance for the 12-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Change
Class A Shares	2.31%	$0.470	$10.45 to $10.22 = (2.20)%
Class B Shares	1.41%	$0.377	$10.45 to $10.22 = (2.20)%
Class C Shares	1.41%	$0.377	$10.45 to $10.22 = (2.20)%

As you know, you have the option of receiving the fund's income or reinvesting it to build your account and compound tax free. For more information about systematic investing, contact your investment representative.4

Thank you for selecting Federated Municipal Securities Fund, Inc., as a convenient, diversified way to earn tax-free income. Your comments and questions are always welcome.

Sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2002

2 The 30-day current SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The SEC yields are compounded and annualized. As of March 31, 2002, the fund's 30-day SEC yield on Class B Shares, based on net asset value, was 3.14%, equivalent to taxable yields of 4.49%, 4.83% and 5.11% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively. The fund's 30-day SEC yield on Class C Shares, based on net asset value, was 3.14%, equivalent to taxable yields of 4.49%, 4.83% and 5.11% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively.

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C shares were (2.27)%, (3.97)% and 0.43%, respectively. Current performance information is available by calling 1-800-341-7400 or visiting www.federatedinvestors.com.

4 Systematic investing and dollar-cost averaging do not ensure a profit or protect against loss in declining markets. Since these types of investment plans involve continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue to invest in periods of low price levels.

J. Scott Albrecht

Vice President

Federated Investment Management
Company

Mary Jo Ochson, CFA

Senior Vice President

Federated Investment Management
Company

Investment Review

What is your review of the municipal bond marketplace over the reporting period?

Municipal bond market yields increased steadily over the second half of the fund's fiscal year. The Bond Buyer Municipal Bond Index1 moved from a low of 5.12% on August 30, 2001 to 5.44% by March 31, 2002, the end of the fund's reporting period, as a result of concern over accelerating real economic growth and the increased inflation expectations that may accompany the beginning of an economic recovery. The bond market was also cognizant of the fact that the Federal Reserve Board (the "Fed") may be at the end of its easing cycle and contemplating a change in interest rate policy. The expected sub-par recovery should keep inflation pressures in check, while further limiting the anticipated reversal in Fed policy.

The biggest obstacle to performance was the increase in the supply of municipal debt coming to market. Municipal issuers rushed to complete transactions before year-end with the expectation that interest rates were near the trough. The demand for municipal debt among individuals and mutual funds has been stable. Cash flows into municipal bond funds throughout the industry continued to be positive over the period, as investors sustained an asset allocation shift into less risky asset classes.

The municipal market has benefited from problems in other sectors, as investors reassessed the risk and return profiles of different asset classes. With issues such as Enron affecting the equity and corporate debt markets, incremental demand for municipal bonds improved.

1 The Bond Buyer Municipal Bond Index is comprised of 40 actively quoted and traded long-term municipal bonds.

The municipal yield curve became steeper over the fund's reporting period. The entire yield curve (1- to 30-year spread) increased from 182 basis points to 299 basis points, with the majority of the yield movement occurring in the short/intermediate portion of the curve. Flattening of the municipal curve will occur as the economic recovery takes hold and additional Fed policy changes are priced into the market. Credit spread widening occurred over the second half of the reporting period, as a result of deterioration in state and local government budgets. The economic recession and the events of September 11 resulted in fiscal pressures that eroded municipal credit quality and are likely to cause an increased number of downgrades by the major rating agencies.

How has the fund performed with respect to total return and income?

For the 12-month reporting period ended March 31, 2002, the fund's Class A, B and C Shares produced total returns of 2.31%, 1.41% and 1.41%, respectively, based on net asset value. The Lipper General Municipal Debt Funds Average2 produced a total return of 2.75% for the same period.

In terms of income, the fund's Class A, B and C Shares paid total monthly dividends of $0.470, $0.377 and $0.377, respectively, per share. The fund's current 30-day SEC yields as of March 31, 2002 for Class A, B and C Shares were 3.85%, 3.14% and 3.14%, based on offering price. These yields compared favorably to the taxable equivalents, based on offering price, for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, which were as follows:

Federal Tax Bracket	30.0%	35.0%	38.6%
Class A Shares	5.50%	5.92%	6.27%
Class B Shares	4.49%	4.83%	5.11%
Class C Shares	4.49%	4.83%	5.11%

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

What strategies did you employ, and what factors impacted the fund's performance?

The fund attempts to maximize tax-exempt income within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spread relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Our strategy involved maintaining a core position in high-quality, good-structure bonds. Selective purchases were made within the A and BBB rating categories whenever the yield and credit spreads indicated value, and they included the hospital, transportation, resource recovery and industrial development sectors. Housing bonds were also added to the portfolio because of their convexity characteristics. Yield swaps will continue to be made into bonds with larger coupons that enhance income and performance as yields rise in the early stages of the next interest rate cycle.

What were the fund's top five holdings at the end of the reporting period?

The top five holdings were as follows:

Issuer/Coupon/Maturity	Percentage of Net Assets
Salt Lake City, UT, Hospital Authority, Hospital Refunding Revenue Bonds (Series A), 8.125%, due 5/15/2015	3.2%
Springfield, TN, Health & Educational Facilities Board, Hospital Revenue Bonds, 8.50%, due 4/01/2024	2.9%
Indianapolis, IN, Airport Authority, Special Facilities Revenue Bonds, 7.10%, due 1/15/2017	2.0%
Virginia State Housing Development Authority, Residual Interest Tax-Exempt Securities (Series PA818), 10.034%, due 7/01/2018	1.9%
St. James Parish, LA, Solid Waste Disposable Revenue Bonds, 7.70%, due 10/10/2022	1.8%

How were the fund's assets allocated in terms of credit quality at the end of the reporting period?

As of March 31, 2002, the quality breakdown of the fund was:

Percentage of Net Assets
AAA	43.7%
AA	25.3%
A	13.5%
BBB	7.0%
BB	1.7%
Non-Rated	9.3%

The weighted average credit quality of the fund as of March 31, 2002 was "AA."

What is your outlook for municipal bonds over the balance of 2002?

The consensus forecast is for a muted and uneven economic recovery. The Fed is unlikely to begin the tightening cycle until late in the year, as inflation pressures should be in check. Slower growth, low inflation and a neutral Fed policy should result in relatively stable interest rates through much of this year. The municipal market should trade in a relatively flat range in this economic environment, with any increase in municipal yields to be limited and the expected yield curve flattening to be rather modest by historical standards.

The continuing need for capital among state and local governments can be expected to accelerate the issuance of municipal debt. Municipal new issue activity is projected to be in the $250 billion range in 2002. Bond issuance is biased to the upside, as municipalities will be forced to issue debt for new capital projects since budget gaps created by the recession will eliminate the ability to fund projects internally. Heavy new issue municipal supply could impact municipal bond price performance relative to taxable bond products until it is fully digested by the market. The fiscal outlook for municipal governments is dependent upon how they individually respond to declining sales tax and income tax revenues as a result of the recession. Negative rating actions may continue into the early stages of the economic recovery.

Looking back to 2000 and 2001, investors benefited from the income generated by tax-free municipal issues, as well as the appreciation in the value of these issues. We believe investors have an opportunity for growth potential by owning tax-free bond funds and compounding the monthly income in shares until it is time to take the monthly income in cash.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $26,000 in the Class A Shares of Federated Municipal Securities Fund, Inc. on 10/4/76, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $110,941 on 3/31/02. You would have earned a 5.86%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (2.27)%, 3.81%, and 4.60%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were (3.97)%, 3.51% and 3.65%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/21/93) total returns were 0.43%, 3.86%, and 3.32%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 25 years (reinvesting all dividends and capital gains) would have grown to $63,388.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Municipal Securities Fund, Inc. on 10/4/76, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $26,000, but your account would have reached a total value of $63,3881 by 3/31/02. You would have earned an average annual total return of 6.29%.

A practical investment plan helps you pursue a high level of income through tax-free municipal bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Municipal Securities Fund, Inc.--
Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1992 to March 31, 2002, compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Returns[4] for the Period Ended 3/31/2002
1 Year	(2.27)%
5 Years	3.81%
10 Years	4.60%
Start of Performance (10/4/1976)	5.86%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by mutual funds designated by Lipper Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Municipal Securities Fund, Inc.--
Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2002, compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Returns[4] for the Period Ended 3/31/2002
1 Year	(3.97)%
5 Years	3.51%
Start of Performance (7/26/1994)	3.65%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Municipal Securities Fund, Inc.--
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from April 21, 1993 (start of performance) to March 31, 2002, compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Returns[4] for the Period Ended 3/31/2002
1 Year	0.43%
5 Years	3.86%
Start of Performance (4/21/1993)	3.32%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchases date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2002

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--92.1%
		Alabama--0.5%
$3,000,000		Mobile County, AL, IDA, IDR Bonds (Series 2000), 6.875% TOBs (Ipsco, Inc.), Mandatory Tender 5/1/2010	NR/NR		$2,681,490

		Arizona--1.0%
5,000,000		Arizona State Transportation Board, Highway Refunding Revenue Bonds (Series 2002A), 5.25%, 7/1/2017	AAA/Aa1		5,133,700

		Arkansas--0.5%
2,500,000		Jefferson County, AR, Hospital Revenue Improvement and Refunding Bonds (Series 2001), 5.80% (Jefferson Regional Medical Center)/(Original Issue Yield: 5.90%), 6/1/2021	A/NR		2,502,750

		California--5.8%
370,000		California HFA, Home Mortgage Revenue Bonds (Series 2000), 5.50%, 8/1/2017	AAA/Aaa		381,067
6,000,000		California State Department of Veteran Affairs, Home Purpose Revenue Bonds (Series 1997C), 5.50%, 12/1/2019	AA/Aa2		5,949,300
5,000,000		California State Public Works Board, Lease Refunding Revenue Bonds (Series A), 5.25% (Trustees of the California State University), 10/1/2015	AAA/Aaa		5,077,100
2,000,000		California State, UT GO Bonds, 5.125% (Original Issue Yield: 5.39%), 6/1/2024	AAA/NR		1,918,020
1,495,000		California Statewide Communities Development Authority, Certificates of Participation, 6.00% (Sutter Health), 8/15/2013	AAA/Aaa		1,648,656
1,930,000		California Statewide Communities Development Authority, Certificates of Participation, 6.00% (Sutter Health), 8/15/2015	AAA/Aaa		2,113,060
4,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 1999), 5.375%, 1/15/2015	AAA/Aaa		4,190,080
4,500,000		Los Angeles, CA, Department of Water & Power, Power System Revenue Bonds (Series 2001A), 5.25%, 7/1/2019	AAA/Aaa		4,537,395
3,410,000		Los Angeles, CA, Department of Water & Power, Revenue Bonds, 5.90%, 2/15/2015 Prerefunded	A+/Aaa		3,712,603
1,180,000		Los Angeles, CA, Department of Water & Power, Revenue Bonds, 5.90%, 2/15/2015	A+/Aa3		1,229,890

		TOTAL			30,757,171

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Colorado--0.4%
$2,000,000		Colorado Department of Transportation, Transportation Revenue Anticipation Notes (Series 2001A), 5.50%, 6/15/2016	AAA/Aaa		$2,106,100

		Connecticut--0.8%
4,400,000		Connecticut State, UT GO Bonds (Series 2001D), 5.00%, 11/15/2020	AA/Aa2		4,339,412

		Delaware--0.5%
2,500,000		Delaware State, UT GO (Series 2000A), 5.25% (Original Issue Yield: 5.40%), 4/1/2016	AAA/Aaa		2,556,550

		Florida--5.4%
4,335,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(Original Issue Yield: 9.173%), 6/1/2014	AA+/Aa2		5,837,208
665,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(United States Treasury COL)/(Original Issue Yield: 9.173%), 6/1/2014	AAA/Aaa		892,277
6,635,000		Florida State Department of Transportation, Right of Way Acquisition & Bridge Construction Bonds (Series 1997A), 5.00% (Original Issue Yield: 5.10%), 7/1/2014	AA+/Aa2		6,718,070
3,000,000		Florida State, UT GO Bonds, Broward County Expressway Authority, 10.00% (Original Issue Yield: 10.105%), 7/1/2014	AAA/Aaa		4,283,940
1,000,000		Miami-Dade County, FL, Expressway Authority, Toll System Revenue Bonds, 6.00%, 7/1/2013	AAA/Aaa		1,103,170
3,000,000		Miami-Dade County, FL, School District, Refunding UT GO Bonds, 5.375%, 8/1/2012	AAA/Aaa		3,185,640
6,135,000		Orange County, FL, Health Facilities Authority, Hospital Revenue Bonds (Series 1999D), 5.75% (Orlando Regional Healthcare System)/(MBIA INS), 10/1/2013	AAA/Aaa		6,583,837

		TOTAL			28,604,142

		Georgia--0.4%
2,000,000		Savannah, GA, EDA, Revenue Bonds, 6.80% (Savannah College of Art and Design, Inc.), 10/1/2019	BBB-/NR		2,088,880

		Illinois--3.0%
3,500,000		Chicago, IL, Board of Education, Capital Appreciation School Reform, UT GO Bonds (Series 1999A) (Original Issue Yield: 5.28%), 12/1/2024	AAA/Aaa		936,390
1,900,000		Chicago, IL, O'Hare International Airport, Second Lien Passenger Facility Charge Revenue Bonds (Series 2001C), 5.10% (AMBAC INS)/(Original Issue Yield: 5.33%), 1/1/2026	AAA/Aaa		1,769,964
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Illinois--continued
$3,250,000		Chicago, IL, Refunding UT GO Bonds (Series 1996A-2), 6.125%, 1/1/2012	AAA/Aaa		$3,619,655
8,295,000		Cook County, IL, Refunding GO Bonds (Series 1997A), 6.25%, 11/15/2013	AAA/Aaa		9,416,401

		TOTAL			15,742,410

		Indiana--3.1%
1,000,000		Indiana Health Facility Financing Authority, Hospital Refunding Revenue Bonds, 5.25% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 5.50%), 2/15/2022	A/NR		921,690
5,300,000		Indiana State HFA, Single Family Mortgage Revenue Bonds (Series A), 5.30% (GNMA COL Home Mortgage Program GTD), 7/1/2022	NR/Aaa		5,127,008
10,000,000		Indianapolis, IN, Airport Authority, Special Facilities Revenue Bonds, 7.10% (FedEx Corp.)/(Original Issue Yield: 7.178%), 1/15/2017	BBB/Baa2		10,531,800

		TOTAL			16,580,498

		Kansas--0.9%
4,060,000		Kansas Development Finance Authority, Water Pollution Control Revolving Fund Revenue Bonds (Series II), 6.00%, 11/1/2013	AA+/Aa1		4,531,163

		Louisiana--3.0%
6,000,000		De Soto Parish, LA, Environmental Improvement Authority, Revenue Bonds, 7.70% (International Paper Co.), 11/1/2018	BBB/Baa2		6,492,900
10,000,000		St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (Freeport McMoRan, Inc.)/(Original Issue Yield: 7.75%), 10/1/2022	NR/NR		9,661,000

		TOTAL			16,153,900

		Massachusetts--4.7%
5,000,000		Commonwealth of Massachusetts, Residual Interest Tax-Exempt Securities (PA-1020R), 9.090%, 3/1/2010	NR/NR		5,470,750
5,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2000B), 6.00%, 6/1/2016	AA-/Aa2		5,567,550
2,000,000		Massachusetts Bay Transportation Authority, Assessment Bonds (Series 2000A), 5.75%, 7/1/2016	AAA/Aa1		2,128,820
3,000,000		Massachusetts Port Authority, Passenger Facility Charges Revenue Bonds (Series 1999A), 5.125% (Original Issue Yield: 5.25%), 7/1/2016	AAA/Aaa		2,988,060
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Massachusetts--continued
$3,000,000		Massachusetts Port Authority, Passenger Facility Charges Revenue Bonds (Series 1999A), 5.125% (Original Issue Yield: 5.29%), 7/1/2017	AAA/Aaa		$2,962,590
3,000,000		Massachusetts Water Pollution Abatement Trust Pool, Program Bonds (Series 6), 5.25% (Original Issue Yield: 5.50%), 8/1/2019	AAA/Aaa		3,018,480
3,000,000		Massachusetts Water Pollution Abatement Trust Pool, Program Bonds (Series 6), 5.25% (Original Issue Yield: 5.53%), 8/1/2020	AAA/Aaa		3,009,660

		TOTAL			25,145,910

		Michigan--2.3%
2,390,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.875% (Clean Water Revolving Fund), 10/1/2015	AAA/Aaa		2,605,554
2,595,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.875% (Drinking Water Revolving Fund), 10/1/2015	AAA/Aaa		2,829,043
2,500,000		Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50%, 11/1/2018	AAA/Aaa		2,574,025
4,215,000		Michigan State, Environmental Protection Program, UT GO Bonds, 5.25% (Original Issue Yield: 5.34%), 11/1/2018	AAA/Aaa		4,271,523

		TOTAL			12,280,145

		Minnesota--1.5%
5,000,000		Northern Municipal Power Agency, MN, Electric System Revenue Bonds, 5.40% (Original Issue Yield: 5.52%), 1/1/2015	AAA/Aaa		5,189,250
2,465,000		St. Paul, MN, Housing & Redevelopment Authority, Hospital Refunding Revenue Bonds (Series A), 6.625% (Healtheast, MN)/(Original Issue Yield: 6.687%), 11/1/2017	BB-/Ba2		2,056,500
1,000,000		St. Paul, MN, Housing & Redevelopment Authority, Revenue Bonds (Series 1997A), 5.70% (Healtheast, MN)/(Original Issue Yield: 5.756%), 11/1/2015	BB-/Ba2		778,780

		TOTAL			8,024,530

		Mississippi--1.0%
1,500,000		Mississippi State, UT GO Bonds, 5.50%, 9/1/2015	AA/Aa3		1,603,740
3,335,000		Mississippi State, UT GO Bonds, 5.50%, 9/1/2016	AA/Aa3		3,556,144

		TOTAL			5,159,884

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Missouri--1.7%
$820,000		Kansas City, MO, IDA, Multifamily Housing Revenue Bonds, 6.70% (Woodbridge Apartments Project), 8/1/2015	NR/NR		$788,504
8,010,000		Kansas City, MO, UT GO Bonds (Series B), 5.125% (Original Issue Yield: 5.25%), 2/1/2017	AA/Aa3		8,055,817

		TOTAL			8,844,321

		New Jersey--2.6%
3,710,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Series 1999), 5.625% (Meridian Health System Obligated Group)/(FSA INS), 7/1/2012	AAA/Aaa		3,972,371
4,000,000		New Jersey State Transportation Trust Fund Authority, Residual Interest Tax-Exempt Securities Receipts, (Series PA-899R), 9.339%, 6/15/2013	AA/NR		4,649,560
4,905,000		New Jersey State, Refunding UT GO Bonds (Series F), 5.25%, 8/1/2014	AA+/Aa2		5,062,892

		TOTAL			13,684,823

		New York--13.4%
8,000,000		Long Island Power Authority, Electric System Revenue Bonds (Series A), 5.50% (FSA INS), 12/1/2012	AAA/Aaa		8,675,200
5,000,000		New York City Municipal Authority, Crossover Refunding Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	AA/Aa2		4,760,350
4,000,000		New York City, NY, IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I, LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	BBB-/Baa3		3,672,720
3,000,000		New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Certificates of Participation (Series 1999A), 5.625% (AMBAC INS), 1/1/2012	AAA/Aaa		3,238,950
5,000,000		New York City, NY, Transitional Finance Authority, Future Tax Secured Revenue Bonds (Series 2000C), 5.50% (Original Issue Yield: 5.68%), 11/1/2020	AA+/Aa2		5,138,100
2,495,000		New York City, NY, Transitional Finance Authority, Future Tax Secured Revenue Bonds (Series C), 5.25%, 5/1/2013	AA+/Aa2		2,573,667
2,500,000		New York State Dormitory Authority, Revenue Bonds (Series A), 5.50% (University of Rochester, NY)/(Original Issue Yield: 5.60%), 7/1/2016	A+/A1		2,604,200
5,000,000		New York State Dormitory Authority, Revenue Bonds, 6.00% (New York State University), 5/15/2016	AAA/Aaa		5,492,100
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--continued
$2,500,000		New York State Environmental Facilities Corp., Refunding Notes (Series F), 5.25%, 6/15/2014	AAA/Aaa		$2,588,300
6,025,000		New York State Local Government Assistance Corp., Residual Interest Tax-Exempt Securities (Series PA-207A), 10.214%, 4/1/2007	NR/NR		7,117,573
5,050,000		New York State Local Government Assistance Corp., Residual Interest Tax-Exempt Securities (Series PA-207B), 10.214% (AMBAC INS), 4/1/2008	NR/NR		6,009,348
3,315,000		New York State Mortgage Agency, Mortgage Revenue Bonds (Twenty-Ninth Series), 5.40%, 10/1/2022	NR/Aaa		3,319,475
4,000,000		New York State Thruway Authority, Service Contract Revenue Bonds (Series 1998A-2), 5.375%, 4/1/2016	AAA/Aaa		4,112,600
2,595,000		New York State Urban Development Corp., Revenue Bonds (Series 1999C), 6.00% (Correctional Facilities Service Contract), 1/1/2014	AAA/Aaa		2,831,534
3,000,000		Suffolk County, NY, Water Authority, Waterworks Refunding Revenue Bonds, 6.00% (MBIA INS), 6/1/2014	AAA/Aaa		3,362,670
5,320,000		Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue Bonds (Series 1999B), 5.75%, 1/1/2015	AA/Aa3		5,745,600

		TOTAL			71,242,387

		North Carolina--1.5%
2,000,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 13-A), 5.25%, 1/1/2022	AA/Aa2		1,928,360
6,000,000		North Carolina State, Public Improvement, UT GO Bonds (Series 1999A), 5.25% (Original Issue Yield: 5.38%), 3/1/2015	AAA/Aaa		6,241,860

		TOTAL			8,170,220

		Ohio--3.9%
3,000,000		Columbus, OH, UT GO Bonds (Series 2), 5.75%, 6/15/2015	AAA/Aaa		3,240,300
3,000,000		Franklin County, OH, Health Care Facilities, Refunding Revenue Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.64%), 7/1/2017	NR/NR		2,678,670
5,000,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30%, 9/1/2022	NR/Aaa		4,848,150
4,135,000		Ohio State, Infrastructure Improvement, UT GO Bonds (Series 1999A), 5.75%, 2/1/2017	AA+/Aa1		4,413,492
5,500,000		Ohio State, Infrastructure Improvement, UT GO Bonds (Series A), 5.50% (Original Issue Yield: 5.65%), 2/1/2019	AA+/Aa1		5,688,210

		TOTAL			20,868,822

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Oklahoma--1.1%
$6,500,000		Tulsa, OK, Municipal Airport, Refunding Revenue Bonds (Series B), 5.65% TOBs (AMR Corp.), Mandatory Tender, 12/1/2035	BB/B1		$5,934,045

		Oregon--0.3%
1,500,000		Clackamas County, OR, Hospital Facilities Authority, Refunding Revenue Bonds (Series 2001), 5.25% (Legacy Health System)/(Original Issue Yield: 5.50%), 5/1/2021	AA/Aa3		1,463,730

		Pennsylvania--3.1%
2,000,000		Allegheny County, PA, HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (South Hills Health System)/(Original Issue Yield: 5.40%), 5/1/2029	NR/A2		1,727,620
4,350,000		Commonwealth of Pennsylvania, UT GO Bonds (Second Series of 2000), 5.25% (Original Issue Yield: 5.40%), 10/15/2018	AA/Aa2		4,397,285
5,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2002-73A), 5.45%, 10/1/2032	AA+/Aa2		4,869,500
5,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.25% (UPMC Health System), 1/15/2016	A+/NR		5,217,100

		TOTAL			16,211,505

		Puerto Rico--1.7%
4,500,000		Puerto Rico Electric Power Authority, Revenue Bonds (Series II), 5.25% (Original Issue Yield: 5.27%), 7/1/2022	AAA/Aaa		4,509,090
2,000,000		Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331A), 9.032% (AMBAC INS), 7/1/2013	NR/NR		2,370,340
2,000,000		Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 9.032% (AMBAC INS), 7/1/2014	NR/NR		2,359,620

		TOTAL			9,239,050

		South Dakota--0.9%
2,225,000		South Dakota HDA, Home Ownership Mortgage Revenue Bonds (Series 2002C), 5.35%, 5/1/2022	AAA/Aa1		2,196,587
2,500,000		South Dakota HDA, Multiple Purpose Revenue Bonds (Series 2002A), 5.15%, (FSA INS), 11/1/2020	NR/Aaa		2,440,000

		TOTAL			4,636,587

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Tennessee--8.0%
$5,000,000		Memphis, TN, General Improvement, UT GO Bonds, 5.25% (Original Issue Yield: 5.41%), 4/1/2016	AA/Aa2		$5,089,900
3,000,000		Shelby County, TN, Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(Original Issue Yield: 6.57%), 9/1/2021	BBB+/Baa1		2,981,820
6,000,000		Shelby County, TN, Public Improvement, UT GO School Bonds (Series A), 5.50%, 4/1/2017	AA+/Aa3		6,193,980
13,000,000		Springfield, TN, Health & Educational Facilities Board, Hospital Revenue Bonds, 8.50% (NorthCrest Medical Center)/(Original Issue Yield: 8.875%), 4/1/2024	NR/Aaa		15,486,250
2,500,000		Sullivan County, TN, Health Educational & Housing Facilities Board, Hospital Revenue Bonds, 6.25% (Wellmont Health System)/(Original Issue Yield: 6.45%), 9/1/2022	BBB+/NR		2,450,475
2,280,000		Tennessee Housing Development Agency, Home Ownership Program Revenue Bonds (Series 1999-2A), 5.35%, 7/1/2012	AA/Aa2		2,307,406
2,405,000		Tennessee Housing Development Agency, Home Ownership Program Revenue Bonds (Series 1999-2A), 5.40%, 7/1/2013	AA/Aa2		2,426,789
5,500,000		Tennessee State, UT GO Bonds (Series A), 5.00% (Original Issue Yield: 5.18%), 3/1/2015	AA/Aa2		5,555,330

		TOTAL			42,491,950

		Texas--6.1%
1,000,000		Austin, TX, Convention Center Enterprises, Inc., First Tier Hotel Revenue Bonds (Series 2001A), 6.60%, 1/1/2021	BBB-/Baa3		1,002,500
2,995,000		Brazos River Authority, TX, (Series 1995B), 5.05% (Texas Utilities Electric Co.), 6/1/2030	BBB+/Baa2		2,988,022
2,200,000		Harris County, TX, HFDC, Hospital Revenue Bonds (Series 1997A), 6.00% (Memorial Hospital System), 6/1/2011	AAA/Aaa		2,420,462
4,000,000		Harris County, TX, HFDC, Hospital Revenue Bonds (Series 1997A), 6.00% (Memorial Hospital System), 6/1/2012	AAA/Aaa		4,424,960
2,000,000		Lufkin, TX, HFDC, Health System Revenue Bonds (Series 1998), 5.70% (Memorial Health System of East Texas)/(Original Issue Yield: 5.75%), 2/15/2028	BBB-/NR		1,550,180
3,145,000		Richardson, TX, Hospital Authority, Refunding Revenue Bonds, 6.50% (Baylor/Richardson Medical Center, TX)/(Original Issue Yield: 6.72%), 12/1/2012	BBB+/Baa1		3,240,671
9,035,000		San Antonio, TX, Electric & Gas, Revenue Bonds, 5.00% (Original Issue Yield: 6.10%), 2/1/2017 Prerefunded	AAA/Aa1		9,076,742
2,880,000		San Antonio, TX, Electric & Gas, Revenue Bonds, 5.00% (Original Issue Yield: 6.10%), 2/1/2017	AA/Aa1		2,819,290
5,000,000		Texas State Affordable Housing Corp., Multi-Family Housing Revenue Bonds (Series 2002A), 5.40% (American Housing Foundation)/(MBIA INS), 9/1/2022	AAA/Aaa		4,972,250

		TOTAL			32,495,077

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Utah--3.2%
$13,500,000		Salt Lake City, UT, Hospital Authority, Hospital Refunding Revenue Bonds (Series A), 8.125% (IHC Hospitals Inc., UT)/(United States Treasury COL)/(Original Issue Yield: 8.17%), 5/15/2015	AAA/NR		$16,787,520

		Virginia--4.2%
3,360,000		Greater Richmond Convention Center Authority, VA, Hotel Tax Revenue Bonds, 6.00% (Convention Center Expansion Project), 6/15/2012	A-/A3		3,635,688
3,185,000		Greater Richmond Convention Center Authority, VA, Hotel Tax Revenue Bonds, 6.00% (Convention Center Expansion Project), 6/15/2013	A-/A3		3,439,577
5,000,000		Richmond, VA, UT GO Bonds, 5.50% (Original Issue Yield: 5.58%), 1/15/2018	AAA/Aaa		5,217,000
9,300,000	[2]	Virginia State Housing Development Authority, Residual Interest Tax-Exempt Securities (Series PA 818), 10.034%, 7/1/2018	NR/NR		10,100,823

		TOTAL			22,393,088

		Washington--4.3%
5,000,000		Energy Northwest, WA, Electric Refunding Revenue Bonds (Series 2001A), 5.50%, (Original Issue Yield: 5.02%), 7/1/2017	AAA/Aaa		5,123,650
5,000,000		Washington State Public Power Supply System, (Nuclear Project No. 2) Refunding Revenue Bonds (Series 1998A), 5.00% (Original Issue Yield: 5.18%), 7/1/2012	AA-/Aa1		5,034,950
5,595,000		Washington State, Convention & Trade Center, Certificates of Participation, 5.125% (Original Issue Yield: 5.30%), 7/1/2013	AAA/Aaa		5,686,087
6,675,000		Washington State, UT GO Bonds (Series A), 5.625% (Original Issue Yield: 5.66%), 7/1/2022	AA+/Aa1		6,838,137

		TOTAL			22,682,824

		Wisconsin--1.3%
5,500,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.75% (Wheaton Franciscan Services)/(Original Issue Yield: 5.96%), 8/15/2025	A/A2		5,385,435
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	A-/A3		1,613,407

		TOTAL			6,998,842

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $471,719,714)			488,533,426

Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--8.4%
		Nevada--0.3%
$1,700,000		Clark County, NV, School District, (Series 2001B) Daily VRDNs (FSA INS)/(Bayerische Landesbank Girozentrale LIQ)	A-1+/VMIG1		$1,700,000

		New York--4.6%
5,700,000		New York City Municipal Water Finance Authority, (Series 2001 F-1 Bonds) Daily VRDNs (Dexia Credit Local LIQ)	A-1+/VMIG1		5,700,000
5,995,000		New York City, NY, (Series 1994 B-2) Daily VRDNs (J.P. Morgan Chase Bank LOC)	A-1+/VMIG1		5,995,000
12,900,000		New York City, NY, (Series 1994 E-5) Daily VRDNs (J.P. Morgan Chase Bank LOC)	A-1+/VMIG1		12,900,000

		TOTAL			24,595,000

		Pennsylvania--0.3%
1,400,000		Erie County, PA, Hospital Authority, (Series 1998B) Daily VRDNs (Hamot Health Foundation)/(AMBAC INS)/(National City Bank, Pennsylvania LIQ)	NR/VMIG1		1,400,000
200,000		Geisinger Authority, PA Health System, (Series 2000) Daily VRDNs (J.P. Morgan Chase Bank LIQ)	A-1+/VMIG1		200,000

		TOTAL			1,600,000

		Puerto Rico--0.9%
4,600,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ)	A-1+/VMIG1		4,600,000

		Texas--0.5%
2,500,000		Harris County, TX, HFDC, (Series 1997) Daily VRDNs (Methodist Hospital, Harris County, TX)	A-1+/NR		2,500,000

		Washington--1.0%
5,500,000		Port Grays Harbor, WA, Industrial Development Corp., Solid Waste Disposal Revenue Bonds (Series 1993) Weekly VRDNs (Weyerhaeuser Co.)	A-2/NR		5,500,000

Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--continued
		Wyoming--0.8%
$1,300,000		Lincoln County, WY, PCR, (Series 1984A) Daily VRDNs (Exxon Mobil Corp.)	A-1+/P-1		$1,300,000
3,000,000		Lincoln County, WY, PCR, (Series 1984D) Daily VRDNs (Exxon Mobil Corp.)	A-1+/P-1		3,000,000

		TOTAL			4,300,000

		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			44,795,000

		TOTAL INVESTMENTS (IDENTIFIED COST $516,514,714)[3]			$533,328,426

Securities that are subject to alternative minimum tax represent 15.1% of the portfolio as calculated based upon total portfolio market value.

1 Please refer to the "Investment Ratings" section of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 2002, this security amounted to $10,100,823 which represents 1.9% of net assets.

3 The cost of investments for generally accepted accounting principles is $516,514,714. Cost for federal tax purposes is $516,488,196. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $16,840,230 which is comprised of $21,890,824 appreciation and $5,050,594 depreciation at March 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($530,666,348) at March 31, 2002.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDA	--Economic Development Authority
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDR	--Industrial Development Revenue
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance
PCR	--Pollution Control Revenue
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2002

Assets:
Total investments in securities, at value (identified cost $516,514,714)		$533,328,426
Cash		20,424
Income receivable		8,620,899
Receivable for shares sold		455,517

TOTAL ASSETS		542,425,266

Liabilities:
Payable for investments purchased	$10,225,909
Payable for shares redeemed	608,179
Income distribution payable	681,345
Accrued expenses	243,485

TOTAL LIABILITIES		11,758,918

Net assets for 51,902,251 shares outstanding		$530,666,348

Net Assets Consist of:
Paid in capital		$550,470,075
Net unrealized appreciation of investments		16,813,712
Accumulated net realized loss on investments		(38,186,577)
Undistributed net investment income		1,569,138

TOTAL NET ASSETS		$530,666,348

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($450,048,984 ÷ 44,017,420 shares outstanding)		$10.22

Offering price per share (100/95.50 of $10.22)[1]		$10.70

Redemption proceeds per share		$10.22

Class B Shares:
Net asset value per share ($71,429,164 ÷ 6,986,173 shares outstanding)		$10.22

Offering price per share		$10.22

Redemption proceeds per share (94.50/100 of $10.22)[1]		$9.66

Class C Shares:
Net asset value per share ($9,188,200 ÷ 898,658 shares outstanding)		$10.22

Offering price per share		$10.22

Redemption proceeds per share (99.00/100 of $10.22)[1]		$10.12

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2002

Investment Income:
Interest		$29,187,082

Expenses:
Investment adviser fee	$2,939,907
Administrative personnel and services fee	408,152
Custodian fees	43,099
Transfer and dividend disbursing agent fees and expenses	385,092
Directors'/Trustees' fees	14,225
Auditing fees	13,666
Legal fees	4,881
Portfolio accounting fees	132,933
Distribution services fee--Class B Shares	540,382
Distribution services fee--Class C Shares	74,807
Shareholder services fee--Class A Shares	1,150,769
Shareholder services fee--Class B Shares	180,127
Shareholder services fee--Class C Shares	24,935
Share registration costs	52,141
Printing and postage	52,694
Insurance premiums	1,911
Taxes	33,766
Miscellaneous	9,650

TOTAL EXPENSES	6,063,137

Waiver of shareholder services fee--Class A Shares	(644,431)

Net expenses		5,418,706

Net investment income		23,768,376

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		6,411,266
Net change in unrealized appreciation of investments		(17,815,995)

Net realized and unrealized loss on investments		(11,404,729)

Change in net assets resulting from operations		$12,363,647

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,768,376	$24,534,988
Net realized gain on investments	6,411,266	6,318,453
Net change in unrealized appreciation of investments	(17,815,995)	22,888,932

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,363,647	53,742,373

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(20,784,089)	(21,503,298)
Class B Shares	(2,612,237)	(2,657,372)
Class C Shares	(361,471)	(374,318)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,757,797)	(24,534,988)

Share Transactions:
Proceeds from sale of shares	151,273,289	136,563,530
Net asset value of shares issued to shareholders in payment of distributions declared	15,022,749	16,236,724
Cost of shares redeemed	(166,822,442)	(193,592,665)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(526,404)	(40,792,411)

Change in net assets	(11,920,554)	(11,585,026)

Net Assets:
Beginning of period	542,586,902	554,171,928

End of period (including undistributed net investment income of $1,569,138 and $1,569,138, respectively)	$530,666,348	$542,586,902

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$10.45	$ 9.90	$10.87	$10.91	$10.31
Income From Investment Operations:
Net investment income	0.47 [2]	0.47 [3]	0.58	0.53	0.46
Net realized and unrealized gain (loss) on investments	(0.23) [2]	0.55	(1.02)	(0.05)	0.64

TOTAL FROM INVESTMENT OPERATIONS	0.24	1.02	(0.44)	0.48	1.10

Less Distributions:
Distributions from net investment income	(0.47)	(0.47)	(0.50)	(0.52)	(0.46)
Distributions in excess of net investment income[4]	--	--	--	--	(0.01)

Total distributions from net investment income	(0.47)	(0.47)	(0.50)	(0.52)	(0.47)
Distributions from net realized gain on investments	--	--	(0.03)	--	(0.03)

TOTAL DISTRIBUTIONS	(0.47)	(0.47)	(0.53)	(0.52)	(0.50)

Net Asset Value, End of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91

Total Return[5]	2.31%	10.60%	(4.01)%	4.46%	11.28%

Ratios to Average Net Assets:

Expenses	0.86%	0.88%	0.92%	0.87%	0.86%

Net investment income	4.52%[2]	4.68%	5.72%	4.86%	4.70%

Expense waiver/reimbursement[6]	0.14%	0.14%	0.14%	0.14%	0.14%

Supplemental Data:

Net assets, end of period (000 omitted)	$450,049	$461,456	$471,475	$562,883	$591,310

Portfolio turnover	35%	28%	68%	31%	64%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/ amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information is based on average shares outstanding.

4 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$10.45	$ 9.90	$10.87	$10.91	$10.31
Income From Investment Operations:
Net investment income	0.38 [2]	0.38 [3]	0.48	0.43	0.38
Net realized and unrealized gain (loss) on investments	(0.23) [2]	0.55	(1.01)	(0.05)	0.64

TOTAL FROM INVESTMENT OPERATIONS	0.15	0.93	(0.53)	0.38	1.02

Less Distributions:
Distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.42)	(0.38)
Distributions in excess of net investment income[4]	--	--	--	--	(0.01)

Total distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.42)	(0.39)
Distributions from net realized gain on investments	--	--	(0.03)	--	(0.03)

TOTAL DISTRIBUTIONS	(0.38)	(0.38)	(0.44)	(0.42)	(0.42)

Net Asset Value, End of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91

Total Return[5]	1.41%	9.62%	(4.85)%	3.53%	10.30%

Ratios to Average Net Assets:

Expenses	1.75%	1.77%	1.81%	1.76%	1.75%

Net investment income	3.63%[2]	3.79%	4.68%	3.97%	3.81%

Supplemental Data:

Net assets, end of period (000 omitted)	$71,429	$71,511	$72,095	$88,756	$87,304

Portfolio turnover	35%	28%	68%	31%	64%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/ amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information is based on average shares outstanding.

4 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For A Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$10.45	$ 9.90	$10.87	$10.91	$10.31
Income From Investment Operations:
Net investment income	0.38 [2]	0.38 [3]	0.48	0.43	0.37
Net realized and unrealized gain (loss) on investments	(0.23) [2]	0.55	(1.01)	(0.05)	0.65

TOTAL FROM INVESTMENT OPERATIONS	0.15	0.93	(0.53)	0.38	1.02

Less Distributions:
Distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.42)	(0.37)
Distributions in excess of net investment income[4]	--	--	--	--	(0.02)

Total distributions from net investment income	(0.38)	(0.38)	(0.41)	(0.42)	(0.39)
Distributions from net realized gain on investments	--	--	(0.03)	--	(0.03)

TOTAL DISTRIBUTIONS	(0.38)	(0.38)	(0.44)	(0.42)	(0.42)

Net Asset Value, End of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91

Total Return[5]	1.41%	9.63%	(4.85)%	3.54%	10.31%

Ratios to Average Net Assets:

Expenses	1.75%	1.76%	1.80%	1.75%	1.74%

Net investment income	3.63%[2]	3.80%	4.68%	3.98%	3.83%

Expense waiver/reimbursement[6]	--	0.01%	0.01%	0.01%	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,188	$9,620	$10,601	$16,870	$17,616

Portfolio turnover	35%	28%	68%	31%	64%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/ amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Per share information is based on average shares outstanding.

4 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2002

ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$22,522	$22,522	$10,579	$(3,996)	$(6,583)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to amortization. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(33,101)	$33,101

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of March 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$23,757,797

Long-term capital gains	--

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 2,250,483

Undistributed long-term capital gains	--

Unrealized appreciation	16,840,230

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of premium and discount.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $38,213,094, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 37,562,379

2009	$ 650,715

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2002, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	375,000,000
Class B Shares	250,000,000
Class C Shares	375,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,815,059	$132,833,550	9,866,052	$98,911,478
Shares issued to shareholders in payment of distributions declared	1,309,283	13,607,126	1,472,902	14,842,203
Shares redeemed	(14,258,037)	(148,253,921)	(14,807,063)	(148,715,250)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(133,695)	$(1,813,245)	(3,468,109)	$(34,961,569)

Year Ended March 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,479,500	$15,393,368	1,021,860	$10,382,729
Shares issued to shareholders in payment of distributions declared	115,844	1,203,929	117,174	1,182,883
Shares redeemed	(1,451,218)	(15,096,241)	(1,578,592)	(15,921,566)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	144,126	$1,501,056	(439,558)	$(4,355,954)

Year Ended March 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	292,793	$3,046,371	2,734,470	$27,269,323
Shares issued to shareholders in payment of distributions declared	20,370	211,694	20,984	211,638
Shares redeemed	(334,914)	(3,472,280)	(2,905,717)	(28,955,849)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(21,751)	$(214,215)	(150,263)	$(1,474,888)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(11,320)	$(526,404)	(4,057,930)	$(40,792,411)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.30% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the year ended March 31, 2002, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $243,929,461 and $289,324,461, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2002 were as follows:

Purchases	$ 187,676,926

Sales	$216,523,558

CONCENTRATION OF CREDIT RISK

At March 31, 2002, 13.6% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 3.7% of total investments.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED MUNICIPAL SECURITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal Securities Fund, Inc. (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 1999 were audited by other auditors whose report, dated May 14, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Securities Fund, Inc. at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: September 1976	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: December 1986

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Mary Jo Ochson Birth Date: September 12, 1953 VICE PRESIDENT

Mary Jo Ochson has been the Fund's Portfolio Manager since 1996. She is Vice President of the Fund. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's/fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Municipal Securities Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313913105
Cusip 313913204
Cusip 313913303

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8042830 (5/02)